INCOME TAXES (Aggregate amount and per share effect of the tax holiday and preferential tax rate) (Details) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Aggregate amount and per share effect of the tax holiday and preferential tax rate
The aggregate amount of tax holiday and preferential tax rate	¥ 167,870	¥ 265,545
The aggregate effect on basic and diluted net income per share:
- Basic	¥ 1.3936	¥ 2.2458
- Diluted	¥ 1.3731	¥ 2.2326